Exhibit 99.2

The following slides are to be used in the conference call and internet webcast on October 5, 2006 by Veritas DGC Inc. regarding the merger of Veritas DGC Inc. and Compagnie Générale de Géophysique:

Veritas DGC Inc. FY 2006 – 4th Quarter and Year End Conference CallOctober 5, 2006

Presentation Outline Introduction and Highlights Thierry Pilenko, Chairman and CEO Financial Results Mark Baldwin, Executive VP, CFO and Treasurer Operations Review Thierry Pilenko Summary and Outlook Thierry Pilenko CGG-Veritas: New Seismic Leader Thierry Pilenko Question and Answer

Forward-Looking Information The Company cautions that statements in this conference call may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These include statements as to expectations, beliefs and future financial performance, such as statements regarding business prospects. All of these are based on current information and expectations that are subject to a number of risks, uncertainties and assumptions. These risks and uncertainties are more fully described in the Company’s reports filed with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should the assumptions prove incorrect, actual results may vary in material respect from those currently anticipated. INVESTOR NOTICE In connection with the proposed transaction, CGG and Veritas intend to file relevant materials with the Securities and Exchange Commission (the “SEC”), including the filing by CGG with the SEC of a Registration Statement on Form F-6 and a Registration Statement on Form F-4 (collectively, the “Registration Statements”), which will include a preliminary prospectus and related materials to register the CGG American Depositary Shares (“ADS”), as well as the CGG ordinary shares underlying such CGG ADSs, to be issued in exchange for shares of Veritas common stock, and Veritas and CGG plan to file with the SEC and mail to their respective stockholders a Proxy Statement/Prospectus relating to the proposed transaction. The Registration Statements and the Proxy Statement/Prospectus will contain important information about Veritas, CGG, the transaction and related matters. Investors and security holders are urged to read the Registration Statements and the Proxy Statement/Prospectus carefully when they are available. Investors and security holders will be able to obtain free copies of the Registration Statements and the Proxy Statement/Prospectus and other documents filed with the SEC by Veritas and CGG through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the Registration Statements and the Proxy Statement/Prospectus when they become available from Veritas by contacting Investor Relations at +1 (832) 351-8821 and from CGG by contacting Investor Relations at invrel@cgg.com or by telephone at +33 1 64 47 38 31.Veritas and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the stockholders of Veritas in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the Proxy Statement/Prospectus described above. Additional information regarding these directors and executive officers is also included in Veritas’s proxy statement for its 2005 Annual Meeting of Stockholders, which was filed with the SEC on or about October 28, 2005. This document is available free of charge at the SEC’s web site at www.sec.gov and from Veritas by contacting Investor Relations at +1 (832) 351-8821CGG and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Veritas in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the Proxy Statement/Prospectus described above. Additional information regarding these directors and executive officers is also included in CGG’s Form 20-F filed with the SEC on May 9, 2006. This document is available free of charge at the SEC’s web site at www.sec.gov and from CGG by contacting Investor Relations at invrel@cgg.com or by telephone at +33 1 64 47 38 31.

Fiscal 2006 Highlights 4th Quarter 2006 Revenues up 31% or $42 million Operating income up $14.2 million Fiscal 2006 Record revenues of $822 million, up 30% Record operating income of $133 million, up 107% Operating income margin of 16%, up from 10% a year ago Diluted EPS of $2.08 Cash up $153 million from the prior year end Backlog up by $154 million from the prior year end

Financial Results FY2006 – 4th Quarter and Year End Mark Baldwin Executive Vice President, Chief Financial Officer and Treasurer

Income Statement – Quarter 4 $ 1.31 46.2 9.0 (12.0) 1.2 (1.8) $136.7 FY05 (87.8%) $(1.15) $ 0.16 Diluted EPS nm = not meaningful (85.9%) (39.7) 6.5 Net income 61.1% 5.5 14.5 Net income before tax 64.3% 7.7 (4.3) Other (income)/expense 83.3% 1.0 2.2 Interest expense nm 14.2 12.4 Operating income 30.5% $41.7 $178.4 Revenue % Amount FY 06 Change All amounts in $ millions, except EPS

Income Statement – Fiscal Year $ 2.37 83.0 76.2 (16.0) 4.0 64.2 $634.0 FY05 (12.2%) $ (0.29) $ 2.08 Diluted EPS 1.0% 0.8 82.2 Net income 82.9% 63.2 139.4 Net income before tax 13.8% 2.2 (13.8) Other income 82.5% 3.3 7.3 Interest expense 107.0% 68.7 132.9 Operating income 29.7% $188.2 $822.2 Revenue % Amount FY 06 ChangeAll amounts in $ millions, except EPS

Revenue Mix – Quarter 4 30.5% 56.3% 48.3% 69.2% 1.7% (10.0%) 31.0% % $ 40.6 72.1 112.7 Subtotal 21.5 44.5 66.0 Marine $ 136.7 $ 27.6 64.6 46.2 $ 18.4 FY05 $ 41.7 $ 178.4 Total Revenues 19.1 46.7 Land Contract: 1.1 65.7 Subtotal (4.6) 41.6 Marine $ 5.7 $ 24.1 Land Multi-client: Amount FY 06 Change All amounts in $ millions, except EPS

Revenue Trend


300
250
200
150
100
50
0
$ millions
Contract
Multi-client
81 57 72 73 63 63 98 65 85 104 128 72 94 116 147 113
54 69 51 44 39 82 83 71 45 88 48 65 75 123 89 66
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
2003
2004
2005
2006

9

Multi-client Revenue


$ millions
140
120
100
80
60
40
20
0
38
16
35
34
22
29
20
24
20
19
16
66
29
54
17
54
13
32
26
62
19
29
29
36
43
32
57
66
16
73
40
26
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
2003
2004
2005
2006
Current Projects
Completed Surveys

10

Condensed Balance Sheet All amounts in $ millionsAs of July 31,2006 2005Cash $ 402.0 $ 249.4 Other current assets 254.1 203.0 PP&E 110.6 127.9 Multi-client data library 296.6 316.8 Other long-term assets 64.2 69.5 Assets held for sale 30.5 - Total assets $1,158.0 $ 966.6 Short term debt $ 155.0 - Current liabilities 236.7 192.5 Liabilities held for sale 21.2 Long-term debt - 155.0 Other non-current liabilities 34.6 36.6 Stockholders’ equity 710.5 582.5 Total liabilities and equity $1,158.0 $ 966.6

Cash Flow – Fiscal Year to Date All amounts in $ millionsYear ended July 31, 2006 July 31, 2005 Net income $ 82.2 $ 83.0 Depreciation and amortization 43.9 41.6 Multi-client amortization 201.0 159.7 Working capital and other 9.5 47.0 Cash from operating activities 336.6 331.3 Multi-client investment (165.6) (148.3) Capital expenditures (67.9) (62.4) Other investing activities 16.7 4.0 Cash used in investing activities (216.8) (206.7) Cash from financing 30.0 7.6 Currency gain on foreign cash 2.8 0.9 Change in cash $152.6 $133.1

Outlook for FY 2007 Another year of strong top line growth and operating margin improvement Cash multi-client investment of approximately $250-300 million Capital spending of approximately $200-240 million Estimated annual effective tax rate of 37%

Operational Review Thierry Pilenko Chairman and Chief Executive Officer

USA - Lower 48 Oman Canada 10 crews: 2 - Canada, 5 -US (lower 48), 1 –Oman, 1 – Cameroon, 1 - Libya Veritas Land Acquisition Activity Libya Cameroon

Current Veritas Recording Vessel ActivitySR/V VERITAS VIKING II Brunei - Contract VERITAS VOYAGER Philippines - Contract M/V PACIFIC SWORD Vietnam - Contract  M/V SEISQUEST UK - Contract SR/V VERITAS VANTAGE Gulf of Mexico - Data Library SR/V VERITAS VIKING UK - Data Library

Veritas Backlog Annual Trend



500
450
400
350
300
250
200
150
100
50
0
$ Millions
Jan 2005
Apr 2005
Jul 2005
Oct 2005
Jan 2006
Apr 2006
Jul 2006
Land Acquisition
Marine Acquisition
Imaging
Multi-Client

17

Summary Excellent revenue and profit growth in fiscal 2006 Market conditions continue to improve fueled by long term exploration activity Fluctuation of natural gas prices has not impacted seismic activity Contract market shows high visibility well until 2008 Continuous strong demand for high quality data libraries

CGG-Veritas: New Seismic Leader Thierry Pilenko Chairman and Chief Executive Officer

Consideration Governance / Management Consideration for each Veritas share: CGG will offer Veritas stockholders $37 + 1.14 CGG ADS per Veritas share This is approximately $75.00 per share based on the closing price of CGG ADSs on August 29, 2006. Veritas shareholders will have the right to elect to receive their consideration in either CGG ADS or cash, subject to proration to reflect an aggregate consideration that is approximately 49% cash and 51% CGG ADSs .New Board of Directors to reflect the combined shareholders base Chairman and CEO: Robert Brunck Thierry Pilenko proposed to be appointed to the new Board of Directors Tim Wells proposed to run Western Hemisphere of Services Group Corporate Headquarters: Paris, France Financing Cash component of $1.5BN. Debt financing facility provided by Credit Suisse - fully committed through 18 months bridge loan Implied Premium 34% to Veritas’ closing share price of $56.16 (1) 35% to Veritas’ 30-day average share price of $55.69 (1) Key Transaction Terms Notes : (1) As of August 29, 2006.

Key Implementation Steps Agreement unanimously approved by CGG and Veritas Boards Merger Agreement signed on September 4, 2006 Filings with regulatory and Stock Exchange authorities Veritas’ and CGG’s respective shareholder meetings Expected closing in December 2006 or January 2007, subject to regulatory and shareholder approvals

CGG-Veritas: A Compelling RationaleA “Perfect fit” Strong business, geographic and client complementarities A similar passion for geoscience and technology leadership Seismic Fleet Leading seismic fleet, homogeneous and well adapted to new technologies. 20 vessels total and 14 vessels with large 3D capacity All vessels equipped with Sercel’s either solid or fluid streamers Land Capabilities Geographical & technological fit Differentiated markets (geographic, customer relationships & technology) Processing & Imaging Merger will create the industry standard Power to innovate differentiated technology of the future Multi-client Two complementary, recent vintage and well positioned libraries Potential for imaging enhancement to library for enhanced value creation Global portfolio is increasingly attractive to more clients – “mega deals”

CGG-Veritas: A Compelling RationaleCreation of strong “pure play” seismic company Shareholders will benefit from holding the premier investment vehicle providing direct exposure to seismic sector of this scale Strong combined cash flow resulting in significant debt pay-down capacity A leading stock within the global Oil & Gas Services / Seismic sector Well positioned Benefit from the current strong market and longer term through the cycles Economy of scale: worldwide capacity and client reach Broader solution base – technology and services Lead the technology advance Breadth and depth of staff expertise Scale Worldwide capacity and client reach Broader solution base – technology and services Approximately 7,000 employees

Veritas DGC Inc. FY 2006 – 4th Quarter and Year End Conference Call Question & Answer